UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2012

THE WENDY’S COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-2207	38-0471180
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Dave Thomas Blvd., Dublin, Ohio                                              43017
(Address of principal executive offices)                                   (Zip Code)

Registrant’s telephone number, including area code: (614) 764-3100

Not Applicable
(Former name or former address, if changed since last report.)

WENDY’S RESTAURANTS, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-161613	38-0471180
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Dave Thomas Blvd., Dublin, Ohio                                               43017
(Address of principal executive offices)                                   (Zip Code)

Registrant’s telephone number, including area code: (614) 764-3100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on May 15, 2012, Wendy’s International, Inc. (“Wendy’s International”), an indirect wholly-owned subsidiary of The Wendy’s Company (the “Company”), entered into a Credit Agreement among Wendy’s International, as borrower, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, Wells Fargo Bank, National Association, as syndication agent, and Fifth Third Bank, The Huntington National Bank, and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch as co-documentation agents, and the lenders and issuers party thereto (the “Credit Agreement”).

On July 16, 2012, Wendy’s International borrowed $499,306,000 under the delayed draw term loan (the “Delayed Draw Term Loan”) portion of its existing $1,125,000,000 senior secured term loan facility, which is governed by the Credit Agreement. The proceeds of the borrowings under the Delayed Draw Term Loan were used by Wendy’s Restaurants, LLC, a wholly-owned subsidiary of the Company (“Wendy’s Restaurants”), on July 16, 2012 to redeem all of its outstanding 10.00% Senior Notes due 2016 (the “Notes”).

The Company previously described the terms and conditions of the Credit Agreement in its Current Report on Form 8-K, which was filed with the Securities and Exchange Commission (the “SEC”) on May 15, 2012, and such description is incorporated herein by reference. Such description is qualified in its entirety by reference to the Credit Agreement, which was filed as Exhibit 10.1 to the May 15, 2012 Current Report on Form 8-K.

Item 8.01	Other Events.

Wendy’s Restaurants is a wholly-owned subsidiary of the Company. Wendy’s Restaurants was obligated to file periodic reports with the SEC pursuant to the terms of the indenture governing the Notes. Following the redemption of the Notes by Wendy’s Restaurants described above, there were no longer any Notes outstanding as of July 16, 2012. As a result of the redemption and the termination of the indenture governing the Notes pursuant to its terms, Wendy’s Restaurants is no longer obligated to and will not voluntarily file reports with the SEC following this Current Report on Form 8-K. The redemption of the Notes will not alter the Company’s reporting obligations.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY

Date: July 16, 2012	By:	/s/ Dana Klein
Dana Klein
Senior Vice President – Corporate and Securities Counsel, and Assistant Secretary

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENDY’S RESTAURANTS, LLC

Date: July 16, 2012	By:	/s/ Dana Klein
Dana Klein
Senior Vice President – Corporate and Securities Counsel, and Assistant Secretary